SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 Gartner, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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

                                 [GARTNER LOGO]

                                                                January 25, 2002

Dear Stockholder:

On behalf of the Board of Directors and Management of Gartner, Inc., I invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Wednesday, March 6, 2002, at 10 a.m. local time, at our corporate headquarters at 56 Top Gallant Road, Stamford, Connecticut.

At the Annual Meeting, you will be asked to elect certain directors, approve the 2002 Employee Stock Purchase Plan and ratify the reappointment of our independent auditors. Each of these items is fully described in the attached Proxy Statement. There also will be an opportunity for you to ask questions about our business.

It is important that your stock is represented, regardless of the number of shares you hold. After reading the enclosed Proxy Statement, please vote your proxy in accordance with the instructions provided. Your Board of Directors recommends that you vote "FOR" each of the proposals.

If you have any questions about the meeting, please contact our Investor Relations Department at (203) 316-6537.

Sincerely,


/s/ MICHAEL D. FLEISHER

MICHAEL D. FLEISHER
Chairman of the Board,
Chief Executive Officer and President

                                 [GARTNER LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:                         Wednesday, March 6, 2002

Time:                         10:00 a.m. local time

Location:                     56 Top Gallant Road
                              Stamford, Connecticut

Matters to be Voted On:       Election of 4 directors
                              Approval of the 2002 Employee Stock Purchase Plan
                              Ratification of the reappointment of our auditors
                              Any other business properly brought before the meeting

                              These items are more particularly described in the Proxy Statement.

Record Date:                  January 14, 2002 - You are eligible to vote if you
                              were a stockholder of record on this date.

Voting Methods:               By Internet
                              By Telephone
                              By Proxy Card
                              In Person

Importance of Vote:           Whether or not you plan to attend, please submit a
                              proxy as soon as possible to insure that your shares are represented.

                              If you own shares of our Class A and Class B
                              Common Stock, you will need to vote separately for each class of stock.

By Order of the Board of Directors,


/s/ Lewis G. Schwartz

Lewis G. Schwartz
Corporate Secretary

Stamford, Connecticut
January 25, 2002

                     [This page intentionally left blank.]

                                Table of Contents

Summary ..................................................................     1

General Information ......................................................     3
      The Annual Meeting .................................................     3
      Purpose Of Meeting .................................................     3
Information Concerning Voting And Solicitation Of Proxies ................     3
      Who Can Vote? ......................................................     3
      How You Can Vote ...................................................     3
      How You May Revoke Your Proxy Or Change Your Vote ..................     3
      How Many Votes You Have ............................................     4
      Quorum .............................................................     4
      Votes Required .....................................................     4
      Solicitation Of Proxies ............................................     4
      Deadline For Receipt Of Stockholder Proposals For The 2003 Annual
         Meeting .........................................................     4

Proposal One: Election Of Directors ......................................     5
      General Information About Our Board Of Directors ...................     5
      Nominees; Recommendation Of Our Board ..............................     5
      Information About Nominees For Election As Class III Directors .....     6
      Information About The Members Of Our Board Whose Terms Of Office
         Do Not Expire At The Annual Meeting .............................     6
      Compensation Of Directors ..........................................     8
      Board Meetings Held During Fiscal 2001 .............................     8
      Committees .........................................................     8

Proposal Two: Approval Of The 2002 Employee Stock Purchase Plan ..........     9
      Purpose Of The Plan ................................................     9
      Administration Of The Plan .........................................     9
      Shares Subject To The Plan .........................................     9
      Eligibility ........................................................     9
      Offering Periods ...................................................     9
      Participation In An Offering/Grant Of Purchase Right ...............     9
      Purchase Price .....................................................    10
      Shares Purchased ...................................................    10
      Termination Of Employment ..........................................    10
      Withdrawal .........................................................    10
      Changes In Capital .................................................    10
      Amendment And Termination Of The Plan ..............................    10
      Federal Income Tax Consequences ....................................    10
      Recommendation Of Our Board ........................................    11

Proposal Three: Ratification Of The Reappointment Of Independent Auditors     11
      Recommendation Of Our Board ........................................    11

Executive Officers .......................................................    12
Compensation Committee Report On Executive Compensation ..................    12
Executive Compensation ...................................................    14
      Summary Compensation Table .........................................    14
      Options Granted In Fiscal 2001 To The Named Executive Officers .....    15
      Options Exercised In Fiscal 2001 By The Named Executive Officers
         and Fiscal 2001 Year-End Option Values ..........................    16
      Compensation Committee Interlocks And Insider Participation ........    16
      Employment Agreements With Named Executive Officers ................    16
Audit Committee Report ...................................................    22
Comparison Of Total Cumulative Stockholder Return ........................    23
Other Information ........................................................    24
      Security Ownership Of Certain Beneficial Owners And Management .....    24
      Section 16(a) Beneficial Ownership Reporting Compliance ............    25

Certain Relationships And Transactions ...................................    26
      Relationship With Silver Lake Partners, L.P. .......................    26
      Relationship With SI Venture Associates, L.L.C .....................    26
      Relationship With SI Venture Fund II, L.P ..........................    26
      Loans to Executive Officers ........................................    27
Miscellaneous ............................................................    27

Appendix A: Gartner, Inc. 2002 Employee Stock Purchase Plan ..............   A-1

                                  GARTNER, INC.
                               56 Top Gallant Road
                               Stamford, CT 06902

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                     For the Annual Meeting of Stockholders
                            to be held March 6, 2002

                                     SUMMARY

      The summary information provided below in "question and answer" format is for your convenience. This summary may not contain all the information that may be important to you. To better understand the items being voted on, you should read carefully this entire document, including the appendix.

WHEN AND WHERE IS THE ANNUAL MEETING?

      The Annual Meeting will take place on Wednesday, March 6, 2002, at 10:00 a.m. local time, at our corporate headquarters, 56 Top Gallant Road, Stamford, Connecticut.

WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING?

      o The holders of our Class A Common Stock will vote on the re-election of William O. Grabe as a director to hold office for a term of three years.

      o The holders of our Class B Common Stock will vote on the re-election of Michael D. Fleisher, Max D. Hopper and Kenneth Roman as directors to hold office for a term of three years.

      o The holders of our Class A and Class B Common Stock will vote on a proposal to approve the 2002 Employee Stock Purchase Plan.

      o The holders of our Class A and Class B Common Stock will vote on a proposal to ratify the reappointment of KPMG LLP as our independent auditors for the fiscal year ending September 30, 2002.

      o The holders of our Class A and Class B Common Stock will transact any other business that is brought properly before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

      Stockholders of record at the close of business on January 14, 2002, which is the "Record Date," are entitled to notice of, and to vote at, the Annual Meeting.

WHAT STOCKHOLDER VOTE IS REQUIRED TO APPROVE THE 2002 EMPLOYEE STOCK PURCHASE PLAN?

      The 2002 Employee Stock Purchase Plan is subject to the approval of a majority of the shares of our Class A and Class B Common Stock represented in person or by proxy at the Annual Meeting, voting together as a single class.

IF YOUR BROKER HOLDS YOUR SHARES IN "STREET NAME," HOW WILL YOUR BROKER VOTE?

      o Your broker may vote your shares without instructions from you on the proposals to elect directors and ratify the reappointment of our auditors for fiscal year 2002. If your broker does not vote your shares, this will have no effect on these proposals.

      o Your broker will not vote your shares on the proposal to approve the 2002 Employee Stock Purchase Plan unless you provide written instructions on how to vote. If your broker does not vote your shares, this will have no effect on the proposal to approve the 2002 Employee Stock Purchase Plan.

      You should follow the directions provided by your broker to instruct your broker how to vote your shares. See "How You Can Vote" on Page 3.

CAN YOU REVOKE OR CHANGE YOUR VOTE AFTER YOU SUBMIT A PROXY?

      Yes. To revoke or change your vote you can:

      o Give written notice of revocation to: Corporate Secretary, Gartner, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, CT 06902 prior to the Annual Meeting;

      o     Submit another timely proxy by the Internet, telephone or mail; or

      o Attend the Annual Meeting and vote in person. If your shares are not held in your name, you must obtain a proxy executed in your favor, from the holder of record, to vote at the meeting.

WHAT IS THE 2002 EMPLOYEE STOCK PURCHASE PLAN?

      The 2002 Employee Stock Purchase Plan provides all of our employees with an opportunity to purchase our Class A Common Stock through payroll deductions at a price that is 85% of the lower of the fair market value of our Class A Common Stock on (i) the first day of the offering period or (ii) the last day of the offering period. Generally, the fair market value of our Class A Common Stock is the closing price of our Class A Common Stock as reported by the New York Stock Exchange ("NYSE") on a given day. Each offering period is six months. The 2002 Employee Stock Purchase Plan is substantially the same as our existing Employee Stock Purchase Plan, which was adopted in 1993 and expires shortly by its terms.

HOW MANY SHARES WILL BE SUBJECT TO THE PLAN?

      4,000,000 shares of our Class A Common Stock will be offered under the Plan.

HOW MANY SHARES MAY EMPLOYEES PURCHASE UNDER THE PLAN?

      Plan participants may authorize payroll deductions of between 1% and 10% of their regular salary, overtime, incentive compensation, bonuses and commissions to purchase our Class A Common Stock.

WHAT IS OUR BOARD OF DIRECTORS' RECOMMENDATION REGARDING THE PLAN?

      Our Board adopted the Plan unanimously and recommends that you vote to approve it. See "Proposal Two: Approval of the 2002 Employee Stock Purchase Plan
- Recommendation of our Board" on page 11.

WHO CAN ANSWER YOUR QUESTIONS?

      If you have questions about any proposal or the Annual Meeting, please call our Investor Relations Department at (203) 316-6537.

     YOU SHOULD READ CAREFULLY THIS PROXY STATEMENT (INCLUDING THE APPENDIX)
                                IN ITS ENTIRETY.

                               GENERAL INFORMATION

THE ANNUAL MEETING

      Our Board of Directors is soliciting proxies to be used at our Annual Meeting of Stockholders to be held on March 6, 2002. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy is being mailed to our stockholders on or about January 25, 2002.

PURPOSE OF MEETING

      The proposals to be acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement, under the headings "PROPOSAL ONE," "PROPOSAL TWO" and "PROPOSAL THREE" on pages 5, 9 and 11.

           INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

WHO CAN VOTE?

      Only stockholders of record at the close of business on January 14, 2002 may vote at the Annual Meeting. As of January 14, 2002, there were 51,898,804 shares of our Class A Common Stock and 32,547,828 shares of our Class B Common Stock outstanding.

HOW YOU CAN VOTE

      You may vote using one of the following methods:

      o Internet. You may vote by the Internet by going to the website for Internet voting on your proxy card. If you vote by the Internet, you should not return your proxy card.

      o Telephone. You may vote by telephone by calling the toll-free telephone number on your proxy card. If you vote by telephone, you should not return your proxy card.

      o Mail. You may vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided.

      If you own Class A and Class B Common Stock, you will need to vote separately for each class of stock.

      If a broker holds your shares in "street name," the broker is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker may vote your shares with respect to the election of directors and the ratification of the reappointment of our auditors, but not on the other matters.

      All shares that have been properly voted by proxy, and for which you have not revoked the proxy, will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by our Board.

      If any other matters are brought properly before the Annual Meeting, the persons named as proxies in the enclosed proxy card will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

HOW YOU MAY REVOKE YOUR PROXY OR CHANGE YOUR VOTE

      You can revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by either:

      o Giving written notice of revocation to: Corporate Secretary, Gartner, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, CT 06902;

      o     Submitting another timely proxy by the Internet, telephone or mail;
            or

      o Attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your prior proxy.

HOW MANY VOTES YOU HAVE

      You have one vote for each share of Common Stock that you owned on the Record Date.

QUORUM

      Election of Common A Director by Class A Common Stockholders. A quorum to elect the Common A director is constituted by the presence, in person or by proxy, of holders of our Class A Common Stock representing a majority of the aggregate number of shares of Class A Common Stock entitled to vote.

      Election of Common B Directors by Class B Common Stockholders. A quorum to elect the Common B directors is constituted by the presence, in person or by proxy, of holders of our Class B Common Stock representing a majority of the aggregate number of shares of Class B Common Stock entitled to vote.

      Approval of the 2002 Employee Stock Purchase Plan, Reappointment of Auditors and All Other Matters. A quorum for all other purposes is constituted by the presence, in person or by proxy, of holders of our Class A and Class B Common Stock representing a majority of the aggregate number of shares of Class A and Class B Common Stock entitled to vote. Abstentions and broker non-votes will be considered present to determine the presence of a quorum.

VOTES REQUIRED

      Election of Common A Director by Class A Common Stockholders. The election of the Common A director will require the affirmative vote of a plurality of the shares of our Class A Common Stock voting. Abstentions and broker non-votes will have no effect on the election of the Common A director.

      Election of Common B Directors by Class B Common Stockholders. The election of the Common B directors will require the affirmative vote of a plurality of the shares of our Class B Common Stock voting. Any holder of our Class B Common Stock who owns more than 15% of the outstanding Class B Common Stock cannot vote all of his or her Class B Common Stock in the election of Common B directors unless such holder owns an equivalent percentage of our Class A Common Stock. For example, if a holder of our Class B Common Stock owns shares representing 17% of our Class B Common Stock and shares representing 5% of our Class A Common Stock, the stockholder may vote shares representing only 5% of our Class B Common Stock. Abstentions and broker non-votes will have no effect on the election of the Common B directors.

      Approval of the 2002 Employee Stock Purchase Plan, Reappointment of Auditors and All Other Matters. Approval of each of these matters will require the affirmative vote of a majority of the shares of our Class A and Class B Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the effect of a vote against these matters. Broker non-votes will have no effect on the votes on these matters.

SOLICITATION OF PROXIES

      We will pay the cost for the solicitation of proxies for the Annual Meeting, including the cost of the mailing. We will request that brokerage houses and other custodians mail proxy materials to their customers. We will reimburse brokerage houses and other custodians for reasonable out-of-pocket expenses incurred in the mailing.

      We have retained Mellon Investor Services, at an estimated cost of $12,500, plus out-of-pocket expenses, to assist us in the solicitation of proxies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR OUR 2003 ANNUAL MEETING

      If you want to make a proposal for consideration at next year's annual meeting and have it included in next year's proxy materials, we must receive your proposal by September 28, 2002 and the proposal must comply with the rules of the Securities and Exchange Commission ("SEC"). If you want to nominate a director or make a proposal for consideration at next year's annual meeting without having the nomination or proposal included in the proxy materials, we must receive your nomination or proposal at least 90 days prior to the 2003 annual meeting. However, if we give less than 100 days' notice of the 2003 annual meeting, we must receive your nomination or proposal at least ten days after we give the notice. If we do not receive your proposal by the appropriate deadline, then any such nomination or proposal may not be brought before the 2003 annual meeting. Nominations and proposals should be addressed to the Corporate Secretary, Gartner, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06902.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

GENERAL INFORMATION ABOUT OUR BOARD OF DIRECTORS

      Each director is elected for a three-year term. Our Board's ten directors are divided into three classes: Class I, Class II and Class III. Each director is further designated as a Common A director or a Common B director. Holders of our Class A Common Stock elect two directors and holders of our Class B Common Stock elect eight directors. One class of directors is elected at each annual meeting.

      Four Class III directors will be elected at the Annual Meeting. One of the Class III directors is designated a Common A director and will be elected by our Class A Common Stockholders and three of the Class III directors are designated Common B directors and will be elected by our Class B Common Stockholders. At the 2003 Annual Meeting, three Class I directors, all of whom are designated Common B directors, will be elected. At the 2004 Annual Meeting, three Class II directors, one of whom is designated a Common A director and two of whom are designated Common B directors, will be elected.

      In July 2001, Roger McNamee, a Class I director whose term would have expired at the 2003 Annual Meeting, retired from our Board. Our Board appointed David J. Roux to fill the vacancy. Mr. Roux's term expires at the 2003 Annual Meeting.

      On September 30, 2001, Manuel Fernandez, a Class II director whose term would have expired at the 2004 Annual Meeting, retired from our Board. Our Board appointed Maynard G. Webb, Jr. to fill the vacancy. Mr. Webb's term expires at the 2004 Annual Meeting.

NOMINEES; RECOMMENDATION OF OUR BOARD

      The four nominees listed below are currently directors and have indicated their willingness to serve another term. However, if any nominee is unable or declines unexpectedly to stand for re-election as a director at the Annual Meeting, proxies will be voted for a nominee designated by the present Board to fill the vacancy. Each person elected as a director will continue to be a director until the 2005 Annual Meeting or until a successor has been elected.

OUR BOARD RECOMMENDS THAT OUR CLASS A COMMON STOCKHOLDERS VOTE "FOR" THE NOMINEE LISTED BELOW:

      o     William O. Grabe

OUR BOARD RECOMMENDS THAT OUR CLASS B COMMON STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

      o     Michael D. Fleisher
      o     Max D. Hopper
      o     Kenneth Roman

      There is no family relationship among any of our directors or executive officers. Mr. Fleisher's employment agreement provides that we will include him on the slate of nominees to be elected to our Board during the term of his agreement. See "Executive Compensation - Employment Agreements with Named Executive Officers" on page 16. Mr. Hutchins and Mr. Roux serve as directors pursuant to an agreement entered into in connection with the issuance of our convertible notes in April 2000. See "Certain Relationships and Transactions - Relationship with Silver Lake Partners, L.P." on page 26. There are no other arrangements between any director or nominee and any other person pursuant to which the director or nominee was selected.

INFORMATION ABOUT NOMINEES FOR ELECTION AS CLASS III DIRECTORS

Common A Director:

      William O. Grabe, age 63, has been a director since April 1993. He has been with General Atlantic Partners, an investment firm, since April 1992, and a General Partner since January 1994. Prior to his affiliation with General Atlantic, Mr. Grabe retired from IBM Corporation as an IBM Vice President and Corporate Officer. Mr. Grabe is a director of Compuware Corporation, Digital China Holdings Limited, Exact Holding N.V., FirePond, Inc., and TDS Informationstechnologie AG. Mr. Grabe is also a member of the Boards of Trustees of the Cancer Research and Institute and the UCLA Foundation, is a Trustee of Outward Bound USA and is on the board of directors of several privately held software and services companies. Mr. Grabe holds a B.S. degree in engineering from New York University and a M.B.A. degree from the University of California at Los Angeles.

Common B Directors:

      Michael D. Fleisher, age 37, has been Chairman of our Board since October 2001, a director and our Chief Executive Officer since October 1999, and our President since May 2001. Mr. Fleisher also served as our President from October 1999 to April 2000. From February 1999 to October 1999, he served as our Chief Financial Officer and Executive Vice President, Finance and Administration. Mr. Fleisher joined Gartner in April 1993 and has held several other management positions, including Executive Vice President and President, Emerging Business; Vice President, Business Development; and Director, Strategic Planning. Prior to joining Gartner, Mr. Fleisher worked at Bain Capital, Inc. where he was involved in the buyout of Gartner by management and Bain Capital from Saatchi & Saatchi in October 1990. Prior to Bain Capital, Mr. Fleisher was a consultant with Bain and Company. Mr. Fleisher is on the board of NYC 2012, Inc. Mr. Fleisher holds a B.S. degree in economics from the Wharton School of the University of Pennsylvania.

      Max D. Hopper, age 67, has been a director since January 1994. In 1995, he founded Max D. Hopper Associates, Inc., a consulting firm specializing in creating benefits from the strategic use of advanced information systems. He is the retired chairman of the SABRE Technology Group and served as Senior Vice President for American Airlines, both units of AMR Corporation. Mr. Hopper serves on the board of directors of ACCRUESoftware, Inc., Exodus Communications, Inc., Metrocall, Inc. and United Stationers, Inc. Mr. Hopper holds a bachelor's degree in mathematics from the University of Houston.

      Kenneth Roman, age 71, has been a director since July 1999. Mr. Roman has been an independent consultant since 1991. He is the former Chairman and Chief Executive Officer of The Ogilvy Group (and Ogilvy & Mather Worldwide), where he worked for 26 years, and a former Executive Vice President of American Express Company. Mr. Roman has served on several corporate boards and currently is Vice Chairman of The New York Botanical Garden and serves on the boards of Memorial Sloan-Kettering Cancer Center and the National Organization on Disability. He holds an A.B. degree from Dartmouth College.

INFORMATION ABOUT THE MEMBERS OF OUR BOARD WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THE ANNUAL MEETING

Class I Common A Directors:

      There are currently no Common A directors in Class I.

Class I Common B Directors (term expires at the 2003 Annual Meeting):

      Glenn H. Hutchins, age 46, has been a director since April 2000. Mr. Hutchins is currently a managing member of Silver Lake Technology Management, L.L.C., which he co-founded in January 1999. Silver Lake Technology Management is a manager of private technology equity firms, including Silver Lake Partners, L.P., and is the general partner of Silver Lake Partners L.P. Prior to Silver Lake Technology Management, from 1994 to 1999, Mr. Hutchins was a Senior Managing Director of The Blackstone Group, where he focused on private equity investing. Mr. Hutchins is a director of Datek Online Holdings, Corp., Island ECN, Inc. and New SAC (Seagate Technologies). He is also a director and vice chairman of the board of CARE, Inc. and a trustee of Lawrenceville School. Mr. Hutchins graduated from Harvard College, Harvard Business School and Harvard Law School.

      Stephen G. Pagliuca, age 46, has been a director since July 1990. He is a founding partner of Information Partners Capital Fund, L.P., a venture capital fund, and has served as its Managing Partner since 1989. He is also a Managing Director of Bain Capital, Inc., an investment firm with which Information Partners is associated. Prior to 1989, Mr. Pagliuca was a partner at Bain & Company, where he managed client relationships in the information services, software, credit services and health care industries. He is on the board of directors of Dade International, DexterUs, Dynamic Details and FTO. Mr. Pagliuca, a Certified Public Accountant, holds a B.A. degree from Duke University and a M.B.A. degree from Harvard Business School.

      David J. Roux, age 45, has been a director since July 2001. Mr. Roux is currently a managing member of Silver Lake Technology Management, L.L.C., which he co-founded in January 1999. Silver Lake Technology Management is a manager of private technology equity firms, including Silver Lake Partners, L.P. and is the general partner of Silver Lake Partners, L.P. From February 1998 to November 1998, he served as the Chief Executive Officer and President of Liberate Technologies, then a majority-owned subsidiary of Oracle Corporation. From September 1994 until December 1998, he held various management positions with Oracle Corporation, most recently as Executive Vice President of Corporate Development. Before joining Oracle, Mr. Roux served as Senior Vice President, Marketing and Business Development at Central Point Software from April 1992 to July 1994. From October 1987 to April 1992, Mr. Roux served in various capacities at Lotus Corporation, most recently as Senior Vice President of the Portable Computing Group. Before joining Lotus, he co-founded and served as the Chief Executive Officer of Datext, a CD-ROM publishing company, from June 1984 to October 1987. Mr. Roux currently serves as Chairman of the Board of Liberate Technologies and New SAC (Seagate Technologies). He also serves on the boards of Crystal Decisions, eConnections, SubmitOrder and Xoriant. Mr. Roux holds a B.A. degree from Harvard College where he graduated magna cum laude, a M.B.A. degree from Harvard Business School, and a M. Phil degree in economics from Kings College, Cambridge University (United Kingdom).

Class II Common A Director (term expires at the 2004 Annual Meeting):

      Maynard G. Webb, Jr., age 46, has been a director since October 2001. Since August 1999, he has been president of eBay Technologies, an online marketplace. From July 1998 to August 1999, Mr. Webb was Senior Vice President and Chief Information Officer at Gateway, Inc. From February 1995 to July 1998, Mr. Webb was Vice President and Chief Information Officer at Bay Networks, Inc. From June 1991 to January 1995, Mr. Webb was Director, IT at Quantum Corporation. Mr. Webb holds a B.A.A. degree from Florida Atlantic University where he graduated magna cum laude.

Class II Common B Directors (term expires at the 2004 Annual Meeting):

      Anne Sutherland Fuchs, age 54, has been a director since July 1999. Since July 2001, Ms. Fuchs has been the global chief executive at Phillips de Pury & Luxembourg, an auction house. Prior to joining Phillips, she was Senior Vice President and Group Publishing Director at Hearst Magazines with primary responsibility for the organization's Women's Group of Magazines. Prior to joining Hearst in 1994, Ms. Fuchs was a senior executive at Conde Nast Publications Ltd., where she served as Senior Vice President and Director, International Division from March 1994 to September 1994 and as Publisher of Vogue Magazine from January 1991 to March 1994. Prior to joining Conde Nast, Ms. Fuchs held executive and publisher positions with a number of companies including The New York Times Company and Hachette Publications (including predecessors Diamondis Communications, Inc. and CBS Magazines). Ms. Fuchs is involved with numerous civic and charitable organizations. Ms. Fuchs holds a bachelor's degree from New York University and two honorary doctorate degrees.

      Dennis G. Sisco, age 55, has been a director since October 1990. Since January 1998, he has been a partner in Behrman Capital, a private equity firm. From January 1997 through December 1997, he served as the President of Storm Ridge Capital, a venture capital firm. From December 1988 to February 1997, Dun & Bradstreet Corporation and Cognizant Corporation employed him in various capacities, most recently as Executive Vice President of Cognizant Corporation with responsibility for several operating units and business development. Mr. Sisco is a member of the Board of Trustees of Western Maryland College. Mr. Sisco also serves as a director of Mercator Software, Inc. and several private companies. Mr. Sisco holds a B.A. degree from Western Maryland College.

COMPENSATION OF DIRECTORS

      Directors who are also employees, and directors who are appointed at the request of another entity because of the relationship between us and that entity, receive no fees for their services as directors. All other directors receive compensation for their services which includes:

Annual Fee:                   $40,000 per director, payable in four equal
                              quarterly installments, on the first day of each quarter. Up to 50% of the fee may be paid in cash and the balance is paid in our Class A Common
                              Stock. All payments in stock are credited to an account based on the fair market of the stock on the last day of the preceding quarter and payment is deferred until the director ceases to be a director.

Committee Chair Fees:         $1,500 per chair of each committee of our Board;
                              payable in the same manner as the Annual Fee.

Attendance Fees:              None; however we reimburse directors for their
                              expenses to attend meetings.

Initial Option Grant:         15,000 shares of our Class A Common Stock under
                              the 1993 Director's Stock Option Plan when such person becomes a director.

Annual Option Grant:          7,000 shares of our Class A Common Stock under the
                              1993 Director's Stock Option Plan on March 1 of each year if the director has served for at least six months.

Option Vesting and Term:      Option grants vest in 3 equal installments on the
                              first three anniversaries of grant and remain exercisable until 5 years from the date of grant;
                              however, if the director ceases to be a director, the option expires in 90 days, unless the director is permanently disabled or dies while serving as a director, in which cases the option may be exercised for 6 months or one year, respectively, but in no event for more than 5 years after its grant.

BOARD MEETINGS HELD DURING FISCAL 2001

      Our Board held twelve meetings and acted by written consent one time during fiscal 2001. During fiscal 2001, each director, except for Ms. Fuchs, attended at least 75 percent of the Board and committee meetings held while such director served as a director and committee member. Ms. Fuchs attended 69 percent of such meetings.

COMMITTEES

      Our Board has three committees: our Audit Committee, our Compensation Committee and our Corporate Governance Committee. Our Board currently has no nominating committee or committee performing a similar function.

      Our Audit Committee, which currently consists of Messrs. Hutchins, Pagliuca and Sisco, held six meetings during fiscal 2001. See "Audit Committee Report" on page 22 for more information.

      Our Compensation Committee, which currently consists of Ms. Fuchs and Messrs. Grabe, Roux and Webb, held four meetings and acted by written consent two times during fiscal 2001. See "Compensation Committee Report on Executive Compensation" on page 12 for more information.

      Our Corporate Governance Committee, which currently consists of Messrs. Hopper, Hutchins and Roman, held four meetings during fiscal 2001. Our Corporate Governance Committee reviews issues regarding our governance, reviews and implements policies for our Board, recommends the assignment of directors to our Board's committees and reviews the performance of our Chief Executive Officer and our Board members.

                                  PROPOSAL TWO:
                APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

      Our Board has adopted unanimously and recommends that the stockholders approve the adoption of our 2002 Employee Stock Purchase Plan, under which an aggregate of 4,000,000 shares of our Class A Common Stock will be reserved for issuance.

      We have a similar plan in place which was adopted in 1993 and which will expire shortly by its terms.

      The following is a brief discussion of the material features of the Plan and is qualified in its entirety by reference to the Plan, which is attached as Appendix A and is incorporated herein by reference. You should read Appendix A in its entirety.

PURPOSE OF THE PLAN

      The purpose of the Plan is to provide all of our employees and all of the employees of our subsidiaries designated by our Board (collectively, "Participating Companies") with an opportunity to purchase our Class A Common Stock through payroll deductions. The Plan is intended to benefit both employees and stockholders. The Plan gives employees the opportunity to purchase stock at a favorable price and we believe this will assist us in attracting, motivating and retaining valued employees. We believe that stockholders will benefit from the interest of the participating employees in our profitability and that we will benefit from the periodic investments of equity capital provided by Plan participants.

ADMINISTRATION OF THE PLAN

      Our Compensation Committee will administer the Plan. All questions of interpretation or application of the Plan will be determined by the Compensation Committee, and its decisions will be final, conclusive and binding upon all participants.

SHARES SUBJECT TO THE PLAN

      4,000,000 shares of our Class A Common Stock will be offered under the Plan (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and the like). If the Plan is approved by our stockholders, any shares of our Class A Common Stock which were not issued under the prior plan will not be available for issuance under the Plan.

ELIGIBILITY

      Each employee (including executive officers) of Participating Companies on the first day of each Offering Period, whose customary employment is at least 20 hours per week, will be eligible to participate in an offering under the Plan, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), and subject to limitations on stock ownership set forth in the Plan. Directors who are not employees are not eligible to participate in the Plan. As of December 31, 2001, there were approximately 2,780 employees eligible to participate in the Plan.

OFFERING PERIODS

      Each Offering Period under the Plan extends for a period of six months. Our Board or the Compensation Committee may change the length of Offering Periods without stockholder approval. The first Offering Period will commence on February 1, 2002, if our stockholders approve the Plan.

PARTICIPATION IN AN OFFERING/GRANT OF PURCHASE RIGHT

      To participate in the Plan, an eligible employee must complete paperwork signing up for the Plan and authorizing payroll deductions of between 1% and 10% of that participant's regular salary, payment for overtime, incentive compensation, bonuses and commissions. A participant may not purchase shares under the Plan at a rate per calendar year in excess of $25,000 (based on the market price on the first day of an Offering Period). Once an employee becomes a participant in the Plan, the employee will automatically participate in each successive Offering Period until the employee withdraws from the Plan or the employee's employment terminates. At the beginning of each Offering Period, each participant is granted a purchase right to purchase shares of our Class A Common Stock. The purchase right is exercised automatically at the end of each Offering Period to the extent of the payroll deductions accumulated during the Offering Period.

      Since the benefits that will be received under the Plan by our executive officers and all eligible employees will depend on their elections to participate in the Plan and the future value of our Class A Common Stock, we are not able to determine the benefits they will receive.

PURCHASE PRICE

      The purchase price for the stock purchased under the Plan is 85% of the lower of the fair market value of our Class A Common Stock on (i) the first day of the Offering Period or (ii) the last day of the Offering Period. Generally, the fair market value of our Class A Common Stock on a given date is the closing price of our Class A Common Stock as reported by the NYSE. On December 31, 2001, the price of our Class A Common Stock was $11.69.

SHARES PURCHASED

      The number of shares of our Class A Common Stock a participant purchases in an Offering Period is determined by dividing the amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price. Only whole shares may be purchased. Any payroll deductions not applied to the purchase of shares generally will be applied to the purchase of shares in subsequent Offering Periods.

TERMINATION OF EMPLOYMENT

      Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain continuously employed for at least 20 hours per week during the applicable Offering Period, cancels his or her purchase right and participation in the Plan. Upon cancellation, the payroll deductions credited to the participant's account will be returned or, in the case of death, given to the persons entitled to the sums as provided in the Plan, in each case without interest.

WITHDRAWAL

      A participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. If a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period.

CHANGES IN CAPITAL

      If any change is made in our capitalization during an Offering Period, such as a stock split, stock combination or stock dividend, which results in an increase or decrease in the number of shares of our Class A Common Stock outstanding without receipt of consideration by us, appropriate adjustment will be made in the purchase price and in the number of shares subject to purchase rights under the Plan.

AMENDMENT AND TERMINATION OF THE PLAN

      Our Board may terminate or amend the Plan at any time and for any reason, except that our Board may not (i) increase the number of shares of our Class A Common Stock available for sale under the Plan or (ii) materially modify the eligibility for participation in the Plan without the approval of our stockholders. Termination of the Plan will not affect purchase rights previously granted, except in the case of an acquisition of us.

FEDERAL INCOME TAX CONSEQUENCES

      The Plan and the right of participants to make purchases are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, participants will have no liability for federal income tax, and we will not withhold any taxes at the time of enrollment in the Plan or the purchase of shares. The amounts deducted from the participant's pay to purchase the shares remain taxable income to the participant. Generally, when the participant transfers the shares, by a sale, gift or upon death, the participant will be subject to tax, and the amount of the tax will depend upon how long the participant has owned the shares. If the shares are transferred more than two years after the first day of the Offering Period in which they were purchased and more than one year after the date they were purchased, or, if the participant dies while owning the shares, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such transfer over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the price received on the transfer is less than the purchase price, the participant will recognize long-term capital loss equal to the difference between the purchase price and the price received. If the shares are transferred before the expiration of these holding periods, generally the participant will recognize ordinary income measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, regardless of the amount received on transfer. Any additional gain or loss on such transfer will be long-term or short-term capital gain or loss, depending on the holding period.

      We will receive a deduction from our income for federal income tax purposes to the extent that the participant recognizes ordinary income upon the transfer of the shares before the expiration of the holding periods. We are not otherwise entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant.

RECOMMENDATION OF OUR BOARD

      Our Board recommends that you vote "FOR" approval of the 2002 Employee Stock Purchase Plan.

                                 PROPOSAL THREE:
            RATIFICATION OF THE REAPPOINTMENT OF INDEPENDENT AUDITORS

      Our Audit Committee, with Board approval, has reappointed KPMG LLP as our independent auditors for fiscal 2002. Our Board is requesting that you ratify this reappointment. If our stockholders do not ratify the reappointment of KPMG, the Audit Committee will reconsider its selection.

      KPMG has audited our financial statements since September 1996. During fiscal 2001, KPMG performed recurring audit services, including the examination of annual financial statements, limited reviews of quarterly financial information and certain statutory audits. KPMG also performed services for us in other business areas including tax planning.

      The following table sets forth the fees billed for these professional services during fiscal 2001:

            Audit Fees                             $  442,000
            Financial Information Systems
               Design and Implementation Fees      $        0
            All Other Fees                         $  792,932
            Total                                  $1,234,932

      Our Audit Committee has determined that the provision of financial information systems design and implementation services and all other non-audit services by KPMG is compatible with the auditors' independence.

      A representative of KPMG will be at the Annual Meeting, will have the opportunity to make a statement and will answer appropriate questions.

RECOMMENDATION OF OUR BOARD

      Our Board recommends that you vote "FOR" the ratification of the reappointment of KPMG LLP.

                               EXECUTIVE OFFICERS

      Listed below are the names, ages and titles of our executive officers:

            Name                 Age    Title
            ----                 ---    -----
            Michael D. Fleisher   37    Chairman of the Board, Chief Executive
                                        Officer and President
            Regina M. Paolillo    43    Executive Vice President, Corporate
                                        Services and Chief Financial Officer
            Robert E. Knapp       43    Executive Vice President, Research and
                                        Advisory Services
            Steven Tait           42    Executive Vice President, Sales and
                                        Client Operations

      Mr. Fleisher has been Chairman of our Board since October 2001, a director and Chief Executive Officer since October 1999, and our President since May 2001. Mr. Fleisher also served as our President from October 1999 to April 2000. For more information on Mr. Fleisher's business experience, see the description provided under "Election of Directors," on page 6.

      Ms. Paolillo has been Executive Vice President, Corporate Services (formerly known as Finance and Administration) and Chief Financial Officer since October 1999. From February 1999 to October 1999, she served as Executive Vice President and General Manager of our Technology Management Group. Ms. Paolillo joined us in April 1993 and has held several other management positions, including President and Chief Operating Officer of our measurement division; Senior Vice President and Controller; Vice President, Product Delivery and Administration; and Director of Operations. Prior to joining us, Ms. Paolillo served as Chief Operating Officer and Chief Financial Officer at Productivity, Inc. and held executive and management positions at Citibank, Page America, Bristol-Myers and Price Waterhouse. Ms. Paolillo holds a B.S. degree from the University of New Haven and is a Certified Public Accountant.

      Mr. Knapp has been Executive Vice President, Research and Advisory Services since June 2001 and was Executive Vice President and Chief Marketing Officer from August 2000 through June 2001. From 1993 to July 2000, Mr. Knapp was a chief client officer at Siegelgale, a branding and e-services firm, where he directed all strategy and consulting services for the firm worldwide. Prior to Siegelgale, Mr. Knapp held various positions at Lotas Minard Patton McIver, BBDO and Lintas Worldwide. Mr. Knapp holds a B.B.A. degree from the University of Miami.

      Mr. Tait has been Executive Vice President, Sales and Client Operations since June 2001, and from July 2000 through June 2001 Mr. Tait was Senior Vice President, Sales and Client Operations. Prior to joining Gartner, Mr. Tait was with Xerox Corporation for 18 years. He held a variety of positions in Europe prior to moving to the United States in April 1996. During his time with Xerox in the United States he held a number of positions including Vice President, Xerox Offsite Document Management Services; Vice President, Xerox Global Services Business Unit; CEO and President, Xerox Connect; and Vice President, Xerox Professional Services. Mr. Tait holds a B.A. degree (Honors) in Business from Coventry University in England and is currently pursuing a M.B.A. degree from Heriot-Watt University at Edinburgh Business School in Scotland.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Our role is to set overall compensation principles and review Gartner's entire compensation program every year. We also review and establish the individual compensation levels for our executive officers, and consider the advice of independent, outside consultants in determining whether the amounts and types of compensation we pay our executive officers are appropriate. We also administer our employee stock purchase plan and stock option plans. In discharging these responsibilities, we consult with outside compensation consultants, attorneys and other specialists.

      The goal of our compensation program is to attract, motivate and retain highly talented individuals. Our guiding philosophy is that compensation should be linked to performance. We believe that the better an individual performs, the higher the individual's compensation should be. Our compensation program is designed to balance short and long term financial objectives, build stockholder value and reward individual, group and corporate performance. We believe that individual compensation should be tied to our financial performance so that when our performance is better than established objectives, individuals should be paid more and when our financial performance does not meet our established objectives, incentive award payments should be cut back. The proportion of an individual's total compensation that varies with individual and corporate performance objectives should increase as the individual's business responsibilities increase. In addition, we believe that the total compensation package must be competitive with other companies in our industry to ensure that we continue to attract, motivate and retain the people who are critical to our long-term success.

      We believe that our employees should own our stock. We provide employees at all levels with several ways to become stockholders. We have stock option plans under which we have made discretionary stock option grants to broad segments of the employee population worldwide. We also have an employee stock purchase plan which enables employees to purchase our Class A Common Stock at a discount through payroll deductions and a 401(k) savings plan that allows U.S. employees to invest in our Class A Common Stock. Our goal is to have market competitive stock programs that encourage each employee to act like an owner of the business.

      Compensation for our executive officers consists of three principal components: base salary, short-term incentives, and long-term incentives.

      Base Salary. We set base salaries by evaluating the responsibilities of the position and the experience of the individual. We reference the competitive marketplace for executive talent and conduct surveys periodically for comparable positions at companies with whom we compare for compensation purposes.

      Short-Term Incentives (Cash Bonuses). We designed the annual bonus component of incentive compensation to align officer pay with our short term (annual) performance. The full bonus is tied to achievement of financial performance objectives established by the Board on an annual basis.

      Long-Term Incentives (Stock Plans). The principal equity component of executive compensation is options granted under our stock option plans. Stock option awards are generally granted at the commencement of employment, with additional options granted from time to time for promotions and performance. We believe that ownership of our stock is a key element of our compensation program and that stock options provide a retention incentive for our executive officers and also aligns their personal objectives with long-term stock price appreciation.

      CEO Compensation. Mr. Fleisher's compensation package for fiscal 2001 consisted primarily of base salary and short-term incentives. In fiscal 2001, Mr. Fleisher received base salary of $450,000 and earned a bonus of $360,000. The base salary for all executive officers remained unchanged for fiscal 2001. Mr. Fleisher's base salary is not directly related to specific measures of corporate performance. His base salary is determined by his tenure of service and his current job responsibilities as well as the relative salaries of his peers. Mr. Fleisher did not receive his full target bonus for fiscal 2001 because Gartner did not meet 100% of the financial objectives set by our Board at the beginning of the fiscal year. Mr. Fleisher did not receive any stock options in fiscal 2001 due to the size and potential value of the grant awarded to him when he became our Chief Executive Officer in 1999. The number of stock options awarded to Mr. Fleisher were not directly tied to specific measures of corporate performance. However, the value of these stock options to Mr. Fleisher is dependent upon the growth in our stock price between the date of grant and the date of exercise.

      Other Compensation. Other elements of executive compensation include life insurance and long-term disability insurance programs and participation in our company-wide profit sharing plan under which a specified percentage of operating profit is distributed equally among all employees. Executive officers are eligible for company-wide medical benefits, a supplemental life insurance program, a 401(k) plan under which we provide matching contributions to all participants, and a payroll deduction employee stock purchase plan under which participants may purchase our Class A Common Stock at 85% of the lower of the fair market value of our Class A Common Stock at the beginning or end of each six-month offering period (up to a maximum stock value of the lesser of $25,000 per calendar year or 10 percent of salary).

                                                COMPENSATION COMMITTEE OF THE
                                                BOARD OF DIRECTORS

                                                William O. Grabe (Chairman)
                                                Anne Sutherland Fuchs
                                                David J. Roux
                                                Maynard G. Webb, Jr.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table provides information about compensation paid by us during the fiscal years ended September 30, 1999, 2000 and 2001, to (i) our Chief Executive Officer during fiscal 2001 and (ii) each of the four other most highly compensated executive officers during fiscal 2001 (collectively, the "Named Executive Officers"):

                                                                                   Long-Term
                                                                               Compensation Awards
                                                       Annual              --------------------------
                                                   Compensation(1)          Restricted     Securities         All
                                    Fiscal    -------------------------        Stock       Underlying        Other
Name and Principal Position          Year     Salary ($)    Bonus ($)(2)   Awards ($)(3)   Options(#)  Compensation($)(4)
---------------------------         ------    ----------    ------------   -------------   ----------  ------------------
Current Executive Officers

Michael D. Fleisher (5)              2001      $450,000      $  360,000              --           --        $ 10,383
   Chief Executive Officer           2000       450,000         803,250              --      500,000          10,362
   And President*                    1999       250,000          45,000      $1,212,500      522,000          60,714

Regina M. Paolillo(6)                2001       362,500         240,000              --           --          12,014
   Executive Vice President and      2000       297,917         539,498              --      500,000          11,982
   Chief Financial Officer           1999       250,000          31,250         606,250       55,000          63,465

Robert E. Knapp (7)                  2001       325,001         200,000              --      100,000           5,283
   Executive Vice President,         2000        49,376          75,000              --      250,000          60,625
   Research and Advisory
   Services

Steven Tait (8)                      2001       300,000         160,000              --      175,000           7,400
   Executive Vice President,
   Sales and Client Operations

Former Executive Officers

Manuel A. Fernandez(9)               2001       399,397         320,000              --           --          43,853
   Chairman of the Board**           2000       400,000         894,000              --      100,000          43,856
                                     1999       400,000         100,000       2,175,000       79,000         105,325

*     Mr. Fleisher became Chairman of the Board on October 1, 2001.
**    Mr. Fernandez retired as Chairman of the Board on September 30, 2001.

----------
(1) The amounts shown exclude certain perquisites and other personal benefits, such as car allowances. These amounts, in the aggregate, did not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for each executive officer.

(2) The amounts shown include bonuses earned in the fiscal year noted although such amounts are payable in the subsequent fiscal year. The amounts shown exclude bonuses paid in the fiscal year noted but earned in prior fiscal years. The bonus awards indicated for Messrs. Fleisher and Fernandez and Ms. Paolillo for 2000 include 75 percent of a retention bonus approved in fiscal 1999 but not earned until fiscal 2000 (the other 25 percent was earned in fiscal 1999). For fiscal 2000, the retention portion of these bonus awards were $135,000, $300,000 and $93,750, respectively, for Messrs. Fleisher and Fernandez and Ms. Paolillo.

(3) The amounts shown represent the value of the restricted stock awards calculated by multiplying the fair market value of our Class A Common Stock on the grant date by the number of shares awarded. The restricted stock awards vest in six equal installments with the first installment vesting two years after the grant date and the balance vesting annually during the next five years. Restricted stock awards are subject to forfeiture upon termination of employment. Holders of restricted stock may vote the restricted shares and receive dividends paid on such shares. Restricted stock holdings as of September 30, 2001, and their value on such date, based on the fair market value of our Class A Common Stock on September 30, 2001 of $9.05, were as follows: Mr. Fleisher - 41,667 shares ($377,086); Ms. Paolillo - 20,834 shares ($188,548); Messrs. Knapp and
      Tait - 0 shares; and Mr. Fernandez - 83,333 shares ($754,164). See "Employment Agreements with Named Executive Officers" on page 16 for more information.

(4) For fiscal 2001, the amount shown represents (i) premiums paid for life insurance as follows: Mr. Fleisher - $4,483; Ms. Paolillo - $6,114; and Mr. Fernandez - $37,953; and (ii) matching and profit sharing contributions under our 401(k) plan as follows: Mr. Fleisher - $5,900; Ms. Paolillo - $5,900; Mr. Knapp - $5,283; Mr. Tait - $7,400; and Mr.
      Fernandez - $5,900.

(5) Mr. Fleisher was appointed President in May 2001 and Chief Executive Officer in October 1999. Mr. Fleisher was also our President from October 1999 to April 2000.

(6) Ms. Paolillo was appointed Executive Vice President and Chief Financial Officer in October 1999.

(7) Mr. Knapp was appointed Executive Vice President in August 2000 when he joined Gartner.

(8)   Mr. Tait was appointed Executive Vice President in June 2001.

(9)   Mr. Fernandez is currently serving as "Chairman, Emeritus."

OPTIONS GRANTED IN FISCAL 2001 TO THE NAMED EXECUTIVE OFFICERS

The following table provides information regarding stock options to purchase our Class A Common Stock granted to the Named Executive Officers during fiscal 2001. Messrs. Fleisher and Fernandez and Ms. Paolillo did not receive any stock options during fiscal 2001.

                                                            Individual Grants                            Potential Realizable
                                      ----------------------------------------------------------        Value at Assumed Annual
                                      Number of     % of Total Options                                   Stock Price Rates of
                                      Securities        Granted to      Exercise                    Appreciation for Option Term (1)
                                      Underlying        Employees         Price       Expiration    --------------------------------
                Name                    Options       in Fiscal Year    Per Share        Date             5%             10%
                ----                  ----------    ------------------  ---------     ----------       --------      ----------
Robert E. Knapp (2) ................    100,000            0.97%         $ 9.57        06/15/11        $601,852      $1,525,212
Steven Tait (2) ....................    100,000            0.97%           9.57        06/15/11         601,852       1,525.212
Steven Tait (3) ....................     75,000            0.73%          10.40        07/26/11         490,538       1,243,119

----------
(1) Shown are the hypothetical gains or option spreads that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation on our Class A Common Stock of 5% and 10% from the date the option was granted over the option term of ten years. The 5% and 10% assumed rates of appreciation are mandated by SEC rules and do not represent our projection of future increases in the price of our Class A Common Stock.

(2) These options were granted under our 1994 Long Term Stock Option Plan and are subject to the terms of the plan. Twenty-five percent of the options become exercisable on the first anniversary of the grant date and 2.08% of the options become exercisable monthly thereafter.

(3) These options were granted under our 1998 Long Term Stock Option Plan and are subject to the terms of the plan. Twenty five percent of the options become exercisable on the first anniversary of the grant date and 2.08% of the options become exercisable monthly thereafter.

OPTIONS EXERCISED IN FISCAL 2001 BY THE NAMED EXECUTIVE OFFICERS AND FISCAL 2001 YEAR-END OPTION VALUES

      The following table provides information regarding options exercised by each Named Executive Officer during fiscal 2001, the number of unexercised options at fiscal year-end, and the value of unexercised "in-the-money" options at fiscal year-end.

                                                    Number of Securities          Value of Unexercised
                       Number of                   Underlying Unexercised         In-the-Money Options
                         Shares                  Options at Fiscal Year-End      at Fiscal Year-End (1)
                        Acquired      Value     ---------------------------   ---------------------------
       Name            on Exercise   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
       ----            -----------   --------   -----------   -------------   -----------   -------------
Michael D. Fleisher       4,800      $ 15,146     642,584        556,916        $ 55,860        $--
Regina M. Paolillo           --            --     315,767        315,833         111,720         --
Robert E. Knapp              --            --      83,334        266,666              --         --
Steven Tait                  --            --      25,000        225,000              --         --
Manuel A. Fernandez          --            --     287,834         99,666          74,480         --

----------
(1) The values for "in-the-money" options represent the difference between the exercise price of the options and the closing price of our Class A Common Stock on September 30, 2001, which was $9.05 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Our Compensation Committee currently consists of Ms. Fuchs and Messrs. Grabe, Roux and Webb. No member of our Compensation Committee is a current or former officer or employee of Gartner or any of our subsidiaries. None of our executive officers has served on the board of directors or on the compensation committee of any other entity that had an executive officer serving on our Board or our Compensation Committee.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

      Mr. Fleisher. Mr. Fleisher entered into an Employment Agreement effective October 7, 1999 (the "Fleisher Agreement"). Under the Fleisher Agreement, he will serve as Chief Executive Officer through October 1, 2002, and thereafter for subsequent one-year periods unless either party provides ninety days' written notice of its intention not to renew. During the term of the Fleisher Agreement, Mr. Fleisher will be included on our slate of nominees to be elected to our Board.

      The Fleisher Agreement provided for a base salary of $450,000 for fiscal 2000, and thereafter the base salary is subject to annual adjustments by our Board or Compensation Committee, in their sole discretion, except as noted below. For fiscal 2001, Mr. Fleisher also received a base salary of $450,000. Mr. Fleisher is entitled to participate in our executive bonus program and our Board or Compensation Committee will establish the annual target bonus in their discretion, and the bonus will be payable based on achievement of specified objectives. Mr. Fleisher's target bonus for fiscal 2001 was established by our Compensation Committee, with Board approval, to be between $450,000 and $900,000. Mr. Fleisher's salary and target bonus may not be decreased other than for a reduction consistent with a general reduction of pay across the executive staff as a group as an economic or strategic measure due to poor financial performance.

      Mr. Fleisher's employment is at will and may be terminated by him or us upon sixty days' notice. If, during the term of the Fleisher Agreement, we terminate Mr. Fleisher's employment involuntarily without Business Reasons (as defined in the Fleisher Agreement) or a Constructive Termination (as defined in the Fleisher Agreement) occurs, in addition to his salary and vacation accrued through the Termination Date (as defined in the Fleisher Agreement), Mr. Fleisher will be entitled to receive (a) his base salary for three years following the Termination Date at the current rate, payable in accordance with our regular payroll schedule; (b) his minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, a pro rata share (based on the proportion of the year during which he was employed) of the bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) following the end of the first fiscal year following the fiscal year in which the Termination Date occurs Mr. Fleisher's minimum target bonus for such following fiscal year (or, if the target bonus for such year was not previously set, then Mr. Fleisher's minimum target bonus for the fiscal year in which the Termination Date occurred); (e) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting; (f) the ability to exercise all options received (i) on September 30, 1999, (ii) on November 7, 1999, (iii) after the date of the Fleisher Agreement, and (iv) prior to the date of the Fleisher Agreement which have an exercise price equal to or less than the fair market value of the securities for which they are exercisable on the date of the Fleisher Agreement, for one year following the Termination Date or for such longer period as may be provided in the applicable plan or agreement; (g) the ability to exercise all other options for ninety days following the Termination

Date or for such longer period as may be provided in the applicable plan or agreement; (h) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date; and (i) automobile benefits for one year. We will not be required to continue to pay the bonus specified in clauses (b), (c) and (d) above if Mr. Fleisher violates his non-competition obligations to us.

      If Mr. Fleisher's employment is terminated due to his disability, in addition to his base salary and vacation accrued through the Termination Date, Mr. Fleisher will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) his minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year after the Termination Date; and (e) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date. We may deduct from the salary specified in clause (a) above, any payments received by Mr. Fleisher under any disability benefit program maintained by us.

      If Mr. Fleisher's employment is terminated due to his death, Mr. Fleisher's representatives will receive (a) his salary through the Termination Date; (b) a pro rata share of his minimum target bonus for the year in which death occurs, based on the proportion of the fiscal year during which Mr. Fleisher was an employee, plus unpaid bonus from the prior fiscal year; (c) acceleration of all options, restricted stock and other equity arrangements subject to vesting; (d) the ability to exercise all options received (i) on September 30, 1999, (ii) on November 7, 1999, (iii) after the date of the Fleisher Agreement, and (iv) prior to the date of the Fleisher Agreement which have an exercise price equal to or less than the fair market value of the securities for which they are exercisable on the date of the Fleisher Agreement, for one year following the Termination Date or for such longer period as may be provided in the applicable plan or agreement; (e) the ability to exercise all other options for ninety days following the Termination Date or such longer period as may be provided in the applicable plan or agreement; (f) to the extent COBRA is applicable to us, continuation of group health benefits pursuant to our standard programs in effect from time-to-time, for Mr. Fleisher's spouse and any children for eighteen months, or longer as applicable under our policies, provided the estate makes the appropriate election and payments; and (g) any benefits payable to Mr. Fleisher or his representatives upon death under insurance or other programs maintained by us for Mr. Fleisher's benefit.

      If a Change in Control (as defined in the Fleisher Agreement) occurs during the term of the Fleisher Agreement, in addition to his salary and vacation accrued through the Change in Control, upon the Change in Control, Mr. Fleisher will be entitled to receive (a) three times his base salary then in effect; (b) three times his minimum target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year);
(c) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting; (d) the ability to exercise all options received (i) on September 30, 1999, (ii) on November 7, 1999, (iii) after October 7, 1999, and (iv) prior to October 7, 1999 which have an exercise price equal to or less than the fair market value of the securities for which they are exercisable on the date of the Fleisher Agreement, for one year following the Change in Control or for such longer period as may be provided in the applicable plan or agreement; (e) the ability to exercise all other options for ninety days following the Change in Control or such longer period as may be provided in the applicable plan or agreement; (f) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Change in Control; and (g) any Gross-Up Payments (as defined in the Fleisher Agreement) for Mr. Fleisher's excise tax liabilities.

      Ms. Paolillo. Ms. Paolillo entered into an employment agreement effective July 1, 2000 (the "Paolillo Agreement"). Under the Paolillo Agreement, she will serve as Executive Vice President and Chief Financial Officer through September 30, 2003, and thereafter for subsequent one-year periods unless either party provides ninety days' written notice of its intention not to renew.

      The Paolillo Agreement provided for a base salary of $350,000 for fiscal 2001, and thereafter the base salary is subject to annual adjustment by our Board or our Compensation Committee, in their sole discretion. Ms. Paolillo is entitled to participate in our executive bonus program and our Board or our Compensation Committee will establish the annual target bonus range in their discretion, and the bonus will be payable based on achievement of specified objectives. Ms. Paolillo's target bonus for fiscal 2001 was established by our Compensation Committee to be between $300,000 and $600,000. Ms. Paolillo's salary and bonus target may not be decreased other than for a reduction consistent with a general reduction of pay across the executive staff as a group as an economic or strategic measure due to poor financial performance.

      Ms. Paolillo's employment is at will and may be terminated by her or us upon sixty days' notice. If, during the term of the Paolillo Agreement, we terminate her employment involuntarily without Business Reasons (as defined in the Paolillo Agreement) or if a Constructive Termination (as defined in the Paolillo Agreement) occurs, in addition to her base salary and vacation accrued through the Termination Date (as defined in the Paolillo Agreement), Ms. Paolillo will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) her minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, a pro rata share (based on the proportion of the year during which she was employed) of the bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) following the end of the first fiscal year following the fiscal year in which the Termination Date occurs, Ms. Paolillo's minimum target bonus for such following fiscal year (or, if the target bonus for such year was not previously set, then Ms. Paolillo's minimum target bonus for the fiscal year in which the Termination Date occurred); (e) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Termination Date; (f) group health benefits pursuant to our standard programs for herself, her spouse and any children for three years after the Termination Date; and (g) automobile benefits for one year. We will not be required to continue to pay the salary or bonus specified in clauses (a) through (d) above if Ms. Paolillo violates her non-competition obligations to us.

      If Ms. Paolillo's employment is terminated due to her disability, in addition to her base salary and vacation accrued through the Termination Date Ms. Paolillo will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) her minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year after the Termination Date; and (e) group health benefits pursuant to our standard programs for herself, her spouse and any children for three years after the Termination Date. We may deduct from the salary specified in clause (a) above, any payments received by Ms. Paolillo under any disability benefit program maintained by us.

      If Ms. Paolillo's employment is terminated due to her death, Ms. Paolillo's representatives will receive (a) Ms. Paolillo's salary through the Termination Date; (b) a pro rata share of Ms. Paolillo's minimum target bonus for the year in which death occurs, based on the proportion of the fiscal year during which Ms. Paolillo was an employee, plus any unpaid bonus from the prior fiscal year; (c) acceleration of all options, restricted stock and other equity arrangements subject to vesting, all of which may be exercised for one year following the Termination Date; (d) to the extent COBRA is applicable to us, continuation of group health benefits pursuant to our standard programs in effect from time-to-time, for Ms. Paolillo's spouse and any children for eighteen months, or longer as applicable under our policies, provided the estate makes the appropriate election and payments; and (e) any benefits payable to Ms. Paolillo or her representatives upon death under insurance or other programs maintained by us for Ms. Paolillo's benefit.

      If a Change in Control (as defined in the Paolillo Agreement) occurs during the term of the Paolillo Agreement, in addition to her salary and vacation accrued through the Termination Date, upon the Change in Control, Ms. Paolillo will be entitled to receive (a) three times her base salary then in effect; (b) three times her minimum target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year);
(c) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Change in Control; (d) group health benefits pursuant to our standard programs for herself, her spouse and any children for three years after the Termination Date; and (e) any Gross-Up Payments (as defined in the Paolillo Agreement) for Ms. Paolillo's excise tax liabilities. If Ms. Paolillo voluntarily terminates her employment (other than in the case of a Constructive Termination), then in addition to salary and accrued vacation through the Termination Date, Ms. Paolillo will be entitled to receive the following: (i) salary for eighteen months following the Termination Date, at the rate then in effect, (ii) the right to vest in all stock options, restricted stock or other equity arrangements subject to vesting while salary continues to be paid and the right to exercise all stock options held by Ms. Paolillo for thirty days following the last date on which salary is paid (or such longer period as may be provided in the applicable stock option plan or agreement), but only to the extent vested as of the last date on which salary is paid, (iii) to the extent COBRA will be applicable to us, continuation of group health plan benefits pursuant to our standard programs as in effect from time to time.

      Mr. Knapp. Mr. Knapp entered into an employment agreement effective August 7, 2000, as amended by Addendum No. 1 to Employment Agreement dated February 1, 2001 (the "Knapp Agreement"). Under the Knapp Agreement, he will serve as Executive Vice President through September 30, 2003, and thereafter for subsequent one-year periods unless either party provides ninety days' written notice of its intention not to renew.

      The Knapp Agreement provided for a base salary of $325,000 for fiscal 2000, and thereafter the base salary is subject to annual adjustments by our Board or our Compensation Committee, in their sole discretion. Mr. Knapp's base salary for fiscal 2001 was also $325,000. Mr. Knapp is entitled to participate in our executive bonus program and our Board or our Compensation Committee will establish the annual target bonus in their discretion, which will be payable based on achievement of specified objectives. Mr. Knapp's target bonus for fiscal 2001 was established by our Compensation Committee and was between $250,000 and $500,000. Mr. Knapp's salary and bonus target will not be decreased other than for a reduction consistent with a general reduction of pay across the executive staff as a group as an economic or strategic measure due to poor financial performance.

      Mr. Knapp's employment is at will and may be terminated by him or us upon sixty days' notice. If, during the term of the Knapp Agreement, we terminate Mr. Knapp's employment involuntarily without Business Reasons (as defined in the Knapp Agreement) or if a Constructive Termination (as defined in the Knapp Agreement) occurs, other than following a Change in Control, in addition to his salary and vacation accrued through the Termination Date (as defined in the Knapp Agreement), Mr. Knapp will be entitled to receive (a) his base salary for three years following the Termination Date at the current rate, payable in accordance with our regular payroll schedule; (b) his minimum bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, a pro rata share (based on the proportion of the year during which he was employed) of the bonus that would have been payable in excess of the target bonus for the year in which the termination occurs; (d) following the end of the first fiscal year following the fiscal year in which the Termination Date occurs, Mr. Knapp's minimum target bonus for such following fiscal year (or, if the target bonus for such year was not previously set, then Mr. Knapp's minimum target bonus for the fiscal year in which the Termination Date occurred); (e) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Termination Date; (f) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date; and (g) automobile benefits for one year. We will not be required to continue to pay the salary or bonus specified in clauses (a) through (d) above if Mr. Knapp violates his non-competition obligations to us.

      If Mr. Knapp's employment is terminated due to his disability, in addition to his base salary and vacation accrued through the Termination Date Mr. Knapp will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) his minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year after the Termination Date; and (e) group health benefits pursuant to our standard programs for himself, his spouse and any children for one and one half years after the Termination Date. We may deduct from the salary specified in clause
(a) above, any payments received by Mr. Knapp under any disability benefit program maintained by us.

      If Mr. Knapp's employment is terminated due to his death, Mr. Knapp's representatives will receive (a) Mr. Knapp's salary through the Termination Date; (b) a pro rata share of Mr. Knapp's minimum bonus for the year in which death occurs, based on the proportion of the fiscal year during which Mr. Knapp was an employee, plus any unpaid bonus from the prior fiscal year; (c) acceleration of all options, restricted stock and other equity arrangements subject to vesting, all of which may be exercised for one year following the Termination Date; (d) to the extent COBRA is applicable to us, continuation of group health benefits pursuant to our standard programs in effect from time-to-time, for Mr. Knapp's spouse and any children for eighteen months, or longer as applicable under our policies, provided the estate makes the appropriate election and payments and (e) any benefits payable to Mr. Knapp or his representatives upon death under insurance or other programs maintained by us for Mr. Knapp's benefit.

      If a Change in Control (as defined in the Knapp Agreement) occurs during the term of the Knapp Agreement, in addition to his salary and vacation accrued through the Termination Date, upon the Change in Control, Mr. Knapp will be entitled to receive (a) three times his base salary then in effect; (b) three times his target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year); (c) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Change in Control; (d) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date; and (e) any Gross-Up Payments (as defined in the Knapp Agreement) for Mr. Knapp's excise tax liabilities.

      Mr. Tait. Mr. Tait entered into an employment agreement effective June 15, 2001 (the "Tait Agreement"). Under the Tait Agreement, he will serve as Executive Vice President through September 30, 2003, and thereafter for subsequent one-year periods unless either party provides ninety days' written notice of its intention not to renew.

      The Tait Agreement provided for a base salary of $300,000 for fiscal 2001, and thereafter the base salary is subject to annual adjustment by our Board or our Compensation Committee, in their sole discretion. Mr. Tait is entitled to participate in our executive bonus program and our Board or our Compensation Committee will establish the annual target bonus in their discretion, which will be payable based on achievement of specified objectives. Mr. Tait's target bonus for fiscal 2001 was between $200,000 and $400,000. Mr. Tait's salary and bonus target will not be decreased other than for a reduction consistent with a general reduction of pay across the executive staff as a group as an economic or strategic measure due to poor financial performance.

      Mr. Tait's employment is at will and may be terminated by him or us upon sixty days' notice. If, during the term of the Tait Agreement, we terminate Mr. Tait's employment involuntarily without Business Reasons (as defined in the Tait Agreement) or if a Constructive Termination (as defined in the Tait Agreement) occurs, other than following a Change in Control, in addition to his salary and vacation accrued through the Termination Date (as defined in the Tait Agreement), Mr. Tait will be entitled to receive (a) his base salary for three years following the Termination Date at the current rate, payable in accordance with our regular payroll schedule; (b) his minimum bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, a pro rata share (based on the proportion of the year during which he was employed) of the bonus that would have been payable in excess of the target bonus for the year in which the termination occurs; (d) following the end of the first fiscal year following the fiscal year in which the Termination Date occurs, Mr. Tait's minimum target bonus for such following fiscal year (or, if the target bonus for such year was not previously set, then Mr. Tait's minimum target bonus for the fiscal year in which the Termination Date occurred); (e) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Termination Date; (f) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date; and (g) automobile benefits for one year. We will not be required to continue to pay the salary or bonus specified in clauses (a) through
(d) above if Mr. Tait violates his non-competition obligations to us.

      If Mr. Tait's employment is terminated due to his disability, in addition to his base salary and vacation accrued through the Termination Date Mr. Tait will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) his minimum target bonus for the fiscal year in which the termination occurs, plus any unpaid bonus from the prior fiscal year, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year after the Termination Date; and (e) group health benefits pursuant to our standard programs for himself, his spouse and any children for one and one half years after the Termination Date. We may deduct from the salary specified in clause
(a) above, any payments received by Mr. Tait under any disability benefit program maintained by us.

      If Mr. Tait's employment is terminated due to his death, Mr. Tait's representatives will receive (a) Mr. Tait's salary through the Termination Date;
(b) a pro rata share of Mr. Tait's minimum bonus for the year in which death occurs, based on the proportion of the fiscal year during which Mr. Tait was an employee, plus any unpaid bonus from the prior fiscal year; (c) acceleration of all options, restricted stock and other equity arrangements subject to vesting, all of which may be exercised for one year following the Termination Date; (d) to the extent COBRA is applicable to us, continuation of group health benefits pursuant to our standard programs in effect from time-to-time, for Mr. Tait's spouse and any children for eighteen months, or longer as applicable under our policies, provided the estate makes the appropriate election and payments and
(e) any benefits payable to Mr. Tait or his representatives upon death under insurance or other programs maintained by us for Mr. Tait's benefit.

      If a Change in Control (as defined in the Tait Agreement) occurs during the term of the Tait Agreement, in addition to his salary and vacation accrued through the Termination Date, upon the Change in Control, Mr. Tait will be entitled to receive (a) three times his base salary then in effect; (b) three times his target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year); (c) acceleration in full of vesting of all outstanding stock options, restricted stock and other equity arrangements subject to vesting, and all options and other exercisable rights will remain exercisable for one year after the Change in Control; (d) group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date; and (e) any Gross-Up Payments (as defined in the Tait Agreement) for Mr. Tait's excise tax liabilities.

      Mr. Fernandez. Mr. Fernandez entered into an employment agreement effective November 12, 1998, as amended by Addendum No. l to Employment Agreement dated April 2000 (the "Fernandez Agreement"). Under the Fernandez Agreement, Mr. Fernandez was included on our slate of nominees to be elected to the Board and agreed to serve as Chairman of our Board through October 1, 2001. Mr. Fernandez retired from the Board on September 30, 2001. At the request of our Board, Mr. Fernandez has agreed to be our "Chairman, Emeritus".

      The Fernandez Agreement provided for a base salary of $400,000 for fiscal year 2001. Mr. Fernandez was entitled to participate in our executive bonus program, and his bonus was payable at the same time and in the same proportion as any bonus is payable to our Chief Executive Officer. Mr. Fernandez' target bonus for fiscal year 2001 was between $400,000 and $800,000.

      Pursuant to the Fernandez Agreement, commencing on October 1, 2001, we will provide (a) $200,000 per year for ten years to Mr. Fernandez or his estate, payable in equal monthly installments, for which we will purchase an annuity to make the balance of the payments due to Mr. Fernandez or his estate upon any Change in Control (as defined in the Fernandez Agreement); (b) continuation of
(i) group health benefits and life and disability pursuant to our standard programs as in effect from time to time for himself, his spouse, and any children for so long as they are under the age of 19, or 25 if a full-time student, and (ii) life and disability insurance coverage pursuant to our programs in effect when the Agreement was signed until he reaches or would have reached age 65; (c) automobile benefits for one year; (d) his office furnishings and equipment including, cellular phones, computers, printers and copiers; (e) continued vesting of his previously granted stock options and restricted stock; and (f) until Mr. Fernandez reaches age 65, technical office support services, including, voice mail, e-mail, internet access and other connectivity services. Mr. Fernandez will make himself available to us to provide advice and guidance, as we may reasonably request, for ten years.

                             AUDIT COMMITTEE REPORT

      Our Board has appointed an Audit Committee consisting of three directors. Each of the members of our Audit Committee is "independent" as defined under the NYSE's listing standards. We operate under a written charter adopted by our Board. A copy of the charter is attached as Appendix A to last year's Proxy Statement.

      We oversee our internal and independent auditors and assist our Board in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal controls and auditing by meeting regularly with the independent auditors, internal auditing and operating and financial management personnel. We periodically review our internal auditing, accounting and financial controls and our policies governing compliance with laws, regulations, rules of ethics and conflicts of interest.

      We reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2001 with management and KPMG LLP, our independent auditors. We also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. This included a discussion of the independent auditors' judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters that generally accepted auditing standards require to be discussed with an audit committee. We also received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with KPMG their independence.

      Based on our review and discussions noted above, we recommended to our Board that, and our Board approved, the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

      We have reappointed KPMG as our independent auditors for fiscal 2002 and recommend that our stockholders ratify such reappointment.

                                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       Stephen G. Pagliuca (Chairman)
                                       Glenn H. Hutchins
                                       Dennis G. Sisco

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

      The following graph compares our Class A Common Stock performance to the performance of Standard & Poor's Stock 400 Index ("S&P 400") and the JP Morgan H&Q Technology Index ("H&Q"). The comparison assumes $100.00 was invested on September 30, 1996 in our Class A Common Stock and in each of the indices, and assumes the reinvestment of dividends, if any.

      We have removed the Standard & Poor's Stock 500 Index from our graph because we are included in the S&P 400, which more accurately reflects our market capitalization.

      The comparisons in the graph below are provided in response to SEC disclosure requirements and are not intended to forecast or be indicative of future performance of our Class A Common Stock.

                                 Gartner, Inc.
                            Stock Price Performance
                    September 30, 1996 - September 30, 2001

                              [LINE GRAPH OMITTED]

  The following table was also depicted as a line graph in the printed material.

          ------------------------------------------------------------
                         Gartner     S&P Mid Cap      JP Morgan H&Q
              Date       Class A         400           Technology
          ------------------------------------------------------------
            9/30/96       100.00        100.00           100.00
          ------------------------------------------------------------
            9/30/97       88.24         139.06           148.83
          ------------------------------------------------------------
            9/30/98       61.40         130.26           138.06
          ------------------------------------------------------------
            9/30/99       50.57         163.36           265.41
          ------------------------------------------------------------
            9/30/00       36.74         233.82           431.15
          ------------------------------------------------------------
            9/30/01       28.60         189.49           142.06
          ------------------------------------------------------------

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Based on our review of information on file with the Securities and Exchange Commission and our stock records, the following table provides certain information about beneficial ownership of our Class A and Class B Common Stock as of December 31, 2001 by (i) each person (or group of affiliated persons) which is known by us to own beneficially more than five percent of our Class A or Class B Common Stock, (ii) each of our directors, (iii) each Named Executive Officer, and (iv) all directors and current executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as owned beneficially by them, subject to community property laws where applicable.

                                                                 Number of       Percent of    Number of         Percent of
              Name of Beneficial Owners                       Class A Shares       Class A   Class B Shares       Class B
              -------------------------                       --------------     ----------  --------------      ----------
First Manhattan Co. (1)                                                 --             --      2,483,583            7.6%
    437 Madison Avenue, New York, NY 10022
Franklin Resources, Inc. (2)                                            --             --      1,743,727            5.4%
    777 Mariners Island Boulevard, San Mateo, CA 94404
Lazard Freres & Co., L.L.C. (3)                                  5,411,830           10.1%            --             --
    30 Rockefeller Plaza, New York, NY 10020
Shapiro Capital Management Company, Inc.(4)                             --             --      4,976,930           15.3%
    3060 Peachtree Road, N.W., Atlanta, GA 30305
VA Partners, L.L.C. (5)                                          6,043,100           11.3%     2,833,900            8.7%
    One Maritime Plaza, Suite 1400, San Francisco, CA 94111
Wellington Management Company, LLP (6)                           6,089,100           11.4%            --             --
    75 State Street, Boston, MA 02109
Manuel A. Fernandez (7)                                          1,210,919            2.3%            --             --
Michael D. Fleisher (8)                                            867,977            1.6%         3,000              *
Anne Sutherland Fuchs (9)                                           17,001              *             --             --
William O. Grabe (10)                                               94,001              *             --             --
Max D. Hopper (11)                                                  41,001              *             --             --
Glenn H. Hutchins                                                       --             --             --             --
Stephen G. Pagliuca (12)                                            59,001              *             --             --
Kenneth Roman (13)                                                  24,668              *             --             --
David J. Roux                                                           --             --             --             --
Dennis G. Sisco (14)                                                34,668              *          1,089              *
Maynard G. Webb, Jr.                                                    --             --             --             --
Regina M. Paolillo (15)                                            410,792              *             --             --
Robert E. Knapp (16)                                                87,234              *             --             --
Steven Tait (17)                                                    25,300              *             --             --
All current directors, director nominees and executive
    officers as a group (13 persons) (18)                        1,660,743            3.1%         4,089              *

*     Less than 1%

----------
(1) The shares shown as beneficially owned by First Manhattan Co. were reported as beneficially owned in its Amended Schedule 13G filed with the SEC on February 7, 2001. Such Schedule indicated that First Manhattan Co. had sole voting power and sole dispositive power with respect to 255,875 shares, shared voting power with respect to 2,005,485 shares and shared dispositive power with respect to 2,227,708 shares.

(2) The shares shown as beneficially owned by Franklin Resources, Inc. were reported as beneficially owned by it in its Schedule 13G filed with the SEC on February 8, 2001. Such Schedule indicated that investment advisory subsidiaries, and other affiliates of, Franklin Resources, Inc. had, in the aggregate, sole voting power and sole dispositive power with respect to all 1,743,727 shares.

(3) The shares shown as beneficially owned by Lazard Freres & Co., L.L.C. were reported as beneficially owned by it in its Amended Schedule 13G filed with the SEC on August 10, 2001. Such Schedule indicated that Lazard had sole voting power with respect to 4,169,500 shares and sole dispositive power with respect to all 5,411,830 shares.

(4) The shares shown as beneficially owned by Shapiro Capital Management Company, Inc. were reported as beneficially owned by it in its Schedule 13G filed with the SEC on June 11, 2001. Such Schedule indicated that Shapiro Capital Management Company, Inc. had sole voting power and sole dispositive power with respect to 4,963,230 shares.

(5) The shares shown as beneficially owned by VA Partners, L.L.C. were reported as beneficially owned by it in its Amended Schedule 13D filed with the SEC on October 25, 2001. Such Schedule indicated that VA Partners, L.L.C. had shared voting power and shared dispositive power with respect to all 6,043,100 Class A shares and all 2,833,900 Class B shares.

(6) The shares shown as beneficially owned by Wellington Management Company, LLP were reported as beneficially owned by it in its Amended Schedule 13G filed with the SEC on December 10, 2001. Such Schedule indicated that Wellington had shared voting power with respect to 4,726,100 shares and shared dispositive power with respect to all 6,089,100 shares.

(7) Includes 333,333 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001 and includes 782,414 shares of Class A Common Stock that are owned by Mr. Fernandez indirectly.

(8) Includes 760,334 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(9) Consists of 17,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(10) Includes 20,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(11) Includes 20,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(12) Includes 20,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001, and includes 10,000 shares of Class A Common Stock that are owned by Mr. Pagliuca indirectly.

(13) Includes 14,668 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(14) Includes 29,668 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(15) Includes 372,850 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(16) Consists of 83,334 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December
      31. 2001, and 3,900 shares of Class A Common Stock that are held by Mr. Knapp indirectly held through our 401(k) plan.

(17) Includes 25,000 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

(18) Includes 1,362,858 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of December 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors and persons who beneficially own more than 10% of either class of our Common Stock to file reports of ownership and changes of ownership with the SEC and to furnish us with copies of the reports they file. Based solely on our review of the reports received by us, or written representations from certain reporting persons, we believe that all reports were timely filed, except as follows: Mr. Pagliuca failed to file timely a report on Form 5 for fiscal year 2000 to report five transactions and Mr. Hopper failed to file timely one Form 4 to report one transaction.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

RELATIONSHIP WITH SILVER LAKE PARTNERS, L.P.

      On April 17, 2000, we issued and sold an aggregate of $300 million principal amount of our unsecured 6% Convertible Junior Subordinated Promissory Notes due April 17, 2005 to Silver Lake Partners, L.P. ("Silver Lake") and certain of Silver Lake's affiliates and to Integral Capital Partners IV, L.P. and one of its affiliates. After April 17, 2003, or prior thereto in certain circumstances upon a change in control of us, the principal amount of each Note plus all accrued interest may, at the election of the holder, be converted into shares of our Class A Common Stock, subject to our right, under certain circumstances, to redeem the Notes for cash. In connection with the issuance of the Notes, we agreed that Silver Lake would recommend two nominees for director and we would include the Silver Lake nominees on our slate of nominees to be elected to our Board. This obligation exists while Silver Lake owns the Notes, Convertible Preferred Stock or Class A Common Stock that, on an "as converted" basis, represents at least 20 percent of the shares of our Class A Common Stock into which the Notes were convertible on April 17, 2000. Mr. Hutchins and Mr. Roux are each a nominee of Silver Lake.

      Mr. Hutchins is a managing member of the general partner of Silver Lake and is a member of some of the affiliates of Silver Lake and receives compensation from those affiliates. Mr. Roux is a managing member of the general partner of Silver Lake and some of the affiliates of Silver Lake and receives compensation from those affiliates.

      Silver Lake purchased research services from us during the period from September 1, 2000 to August 31, 2001 for $135,000 and has contracted to purchase research services from us during the period from September 1, 2001 to August 31, 2002 for $106,000.

RELATIONSHIP WITH SI VENTURE ASSOCIATES, L.L.C.

      Mr. Fernandez, Chairman of our Board until September 30, 2001, and we are members of SI Venture Associates, L.L.C. ("Fund I"), a venture capital fund. Mr. Fernandez is a managing member. Fund I has engaged a management company (the "SI Management Company") to provide administrative services. Mr. Fernandez is one of the owners of SI Management Company. Fund I pays an annual management fee, based on the aggregate capital commitments, to its managing members. The managing members have assigned their management fees to SI Management Company. The members may also receive carried interest distributions representing a portion of the profits of Fund I. As of June 1999, Fund I will not raise additional capital.

      Mr. Fernandez receives an allocative share of the carried interest and a pro rata share of the distributions made by Fund I to its members, and receives a salary from SI Management Company. During fiscal 2001, distributions, including carried interest, totaling $879,173 were made consisting solely of equity securities. From the distributions, we received $801,518 in equity securities and Mr. Fernandez received $33,331 in equity securities. During fiscal 2001, Fund I paid $439,750 in management fees to SI Management Company. During fiscal 2001, Mr. Fernandez received a payment of $706,061 from SI Management Company, consisting of $350,000 in salary for each of fiscal 1999 and fiscal 2000, increased by the amount of Medicare taxes due.

RELATIONSHIP WITH SI VENTURE FUND II, L.P.

      We are a limited partner in a venture capital fund, SI Venture Fund II, L.P. ("Fund II"). Fund II is controlled by its general partner, a limited liability company of which Mr. Fernandez and we are members (the "General Partner"). The General Partner is entitled to a carried interest representing a portion of the profits of Fund II. Each member of the General Partner, including Mr. Fernandez, is entitled to receive allocated portions of this carried interest in the form of distributions. During fiscal 2001, no distributions were made.

      In addition, the General Partner is entitled to receive a management fee each year based on the total amount of committed capital of Fund II. The General Partner has engaged SI Management Company to provide management services on behalf of the General Partner, and the General Partner has assigned its right to receive the management fee to SI Management Company. During fiscal 2001, Fund II paid $2,202,625 in management fees to SI Management Company. During fiscal 2001, Mr. Fernandez received the salary payment from the SI Management Company described above under "Relationship with SI Venture Associates, L.L.C."

LOANS TO EXECUTIVE OFFICERS

      On July 6, 2000 we provided a $400,000 term loan to Ms. Paolillo, our Executive Vice President and Chief Financial Officer. The loan bears interest at 6.52%, which is compounded annually. Ms. Paolillo shall repay the principal amount of this loan, together with accrued interest, in installments equal to 50% of the amount that any bonuses received by Ms. Paolillo in her capacity as our employee exceed 100% of her minimum target bonus for the applicable period, commencing with the bonus paid for fiscal year 2001. If not sooner paid, the outstanding principal balance and accrued interest are due and payable in full on December 15, 2007. The largest aggregate amount of indebtedness outstanding since October 1, 2000 was $432,670.

      On December 17, 2001 we provided a $400,000 term loan to Mr. Tait, our Executive Vice President, Sales and Client Operations. The loan bears interest at 3.97%, which is compounded annually. Mr. Tait shall repay the principal amount of this Note, together with accrued interest, in installments equal to 50% of the amount that any bonuses received by Mr. Tait in his capacity as our employee exceed 100% of his minimum target bonus for the applicable period, commencing with the bonus paid for fiscal year 2002. If not sooner paid, the outstanding principal balance and accrued interest are due and payable in full on December 15, 2008.

                                  MISCELLANEOUS

      Our Annual Report for the fiscal year ended September 30, 2001 is being mailed to our stockholders of record concurrently with this Proxy Statement. Our Annual Report is not part of this Proxy Statement.

      Upon written request of any person solicited, our Annual Report on Form 10-K for the fiscal year ended September 30, 2001 as filed with the SEC may be obtained, without charge, by writing to Investor Relations, Gartner, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06902.

                                                          THE BOARD OF DIRECTORS
                                                          GARTNER, INC.


                                                          /s/ Lewis G. Schwartz

                                                          Lewis G. Schwartz
                                                          Corporate Secretary

Stamford, Connecticut
January 25, 2002

                     [This page intentionally left blank.]

                                   APPENDIX A

                                  GARTNER, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

                           Effective February 1, 2002

The following constitute the provisions of the 2002 Employee Stock Purchase Plan of Gartner, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

      (a) "Board" shall mean the Board of Directors of the Company.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Common Stock" shall mean the Class A Common Stock, par value $.0005, of the Company.

      (d) "Company" shall mean Gartner, Inc.

      (e) "Compensation" shall mean all base straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and commissions.

      (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

      (h) "Enrollment Date" shall mean the first day of each Offering Period.

      (i) "Exercise Date" shall mean the last day of each Offering Period, or, with respect to an Extended Offering Period shall mean the last day of each Purchase Period.

      (j) "Extended Offering Period" shall mean a period of approximately twenty-four (24) months, commencing on the date or dates so specified by the Board, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Extended Offering Periods may be changed pursuant to Section 4 of this Plan.

      (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

            (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for the Common

Stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of such determination (or, if not a market trading day, then the last market trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

            (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

            (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (l) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following July 31, or commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following January 31, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

      (m) "Participant" shall mean an Employee who elects to participate in the Plan during the applicable Offering Period.

      (n) "Plan" shall mean this 2002 Employee Stock Purchase Plan.

      (o) "Purchase Period" shall mean, with respect to an Extended Offering Period, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Extended Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The duration, commencement and termination of Purchase Periods may be changed pursuant to Section 4 of this Plan.

      (p) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

      (q) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

      (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      (s) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

3. Eligibility. (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time, as same shall automatically be adjusted if this dollar amount set forth in the Code is adjusted.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power: (i) to change the duration, commencement and termination of Offering Periods and/or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be effective thereafter, (ii) to implement Extended Offering Periods, and (iii) to implement overlapping Offering Periods and/or overlapping Extended Offering Periods.

5. Participation. (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's HR department prior to the applicable Enrollment Date.

      (b) Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

6. Payroll Deductions. (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period or Extended Offering Period in an amount not less than one percent (1%) and not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period or Extended Offering Period, and the aggregate of such payroll deductions during the Offering Period or Extended Offering Period shall not exceed ten percent (10%) of the Participant's Compensation during said Offering Period or Extended Offering Period.

      (b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

      (c) A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A Participant may not change his or her payroll deduction rate, either by increasing or decreasing such rate, more than once during an Offering Period. The Board may, in its discretion, adjust the number of participation rate changes permitted during any Offering Period or Purchase Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement shall remain in effect for successive Offering Periods and Purchase Period unless terminated as provided in
Section 10 hereof.

      (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code as the same may be amended and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Offering Period or Purchase Period which is scheduled to end during the current calendar year (the "Current Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period or Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Period equal $21,250, as the same shall automatically be adjusted if the dollar amount set forth in the Code is adjusted. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period or Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in
Section 10 hereof.

      (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period (or, with respect to an Extended Offering Period, during each six-month Purchase Period) more than a number of Shares determined by dividing $12,500, as the same shall be automatically adjusted upon any adjustments in the dollar amount set forth in the Code, by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period or Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant's account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall have the shares purchased upon the exercise of the option listed in street name with a brokerage company of the Company's choice (the "Broker of Deposit").

10. Withdrawal; Termination of Employment. (a) A Participant may withdraw all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the 15th day before the end of an Offering Period by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal without interest and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement. A Participant may not make a partial withdrawal of payroll deductions.

      (b) Upon a Participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the option will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such Participant's option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

12. Stock. (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 4,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

      (b) The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

      (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse as specified in the Participant's subscription agreement.

13. Administration. (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

            (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

            (2) If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

      (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection
(a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee whose members are not "non-employee directors" as that term is used in Rule 16b-3.

14. Designation of Beneficiary. (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. The Company may use all payroll deductions received or held by the Company under the Plan for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization. (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

      (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period or Extended Offering Period(s) then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from Participants during the Offering Period(s) or Extended Offering Period(s) then in progress. If the Board shortens the Offering Period(s) or Extended Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period(s) or Extended Offering Period(s) as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock upon the sale of assets or merger.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination. (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

      (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, Extended Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, Extended Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective on February 1, 2002 following its adoption by the Board and its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Automatic Transfer to Low Price Extended Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Extended Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Extended Offering Period, then all Participants in such Extended Offering Period shall be automatically withdrawn from such Extended Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Extended Offering Period as of the first day thereof.

                     [This page intentionally left blank.]

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                           VOTED "FOR" THE PROPOSALS.

                                                               Please mark
                                                              your votes as
                                                               indicated in
                                                               this example  |X|

                                 FOR          WITHHOLD AUTHORITY
                             the nominee       to vote for the
                             listed below    nominee listed below
1.    Election of Director       |_|                 |_|

Nominee: 01 William O. Grabe

                                                       FOR    AGAINST    ABSTAIN
2.    Employee Stock Purchase Plan
      To vote for the approval of the 2002
      Employee Stock Purchase Plan.                    |_|      |_|        |_|

3.    Ratification of Auditors
      To ratify the appointment of KPMG LLP as
      independent auditors for the 2002 fiscal year.   |_|      |_|        |_|

4.    Other
      To vote or otherwise represent the shares on other business which may properly come before the meeting or any adjournments, according to their discretion.

                                                Mark here for address change
                                                            and note at left |_|

Note: Please sign exactly as your name appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign using their full title. Corporations should sign using the full corporate name by the authorized officer.

Signature ____________________________________________Date______________________

Signature ____________________________________________Date______________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-----------------------------------        ----------------------------------------        ---------------------
              Internet                                    Telephone                                 Mail
      http://www.eproxy.com/it                          1-800-435-6710
   Use the Internet to vote your               Use any touch-tone telephone to              Mark, sign and date
   proxy. Have your proxy card in     OR       vote your proxy. Have your proxy       OR      your proxy card
    hand when you access the web             card in hand when you call. You will                   and
site. You will be prompted to enter           be prompted to enter your control               return it in the
  your control number, located in             number, located in the box below,            enclosed postage-paid
    the box below, to create and            and then follow the directions given.                envelope.
    submit an electronic ballot.           There is no charge to you for this call.
-----------------------------------        ----------------------------------------        ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                              Thank you for voting.

                                  Gartner, Inc.

                    Proxy for Annual Meeting of Stockholders
                          To Be Held on March 6, 2002

                              Class A Common Stock

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I acknowledge receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Gartner, Inc., each dated January 25, 2002. I appoint Michael D. Fleisher and Regina M. Paolillo, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, to represent me at Gartner's Annual Meeting, to be held on March 6, 2002, at 10:00 a.m. local time, and at any adjournments, and to vote all shares of my Class A Common Stock as I direct on the reverse side of this card.

THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY "FOR" THE PROPOSALS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                           VOTED "FOR" THE PROPOSALS.

                                                               Please mark
                                                              your votes as
                                                               indicated in
                                                               this example  |X|

                                            FOR
                                        all nominees
                                        listed below        WITHHOLD AUTHORITY
                                      (except as marked     to vote for all the
                                       to the contrary     nominees listed below
1.    Election of Directors                  |_|                   |_|

Nominees: 01 Michael D. Fleisher,
          02 Max D. Hopper, and
          03 Kenneth Roman

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________

                                                       FOR    AGAINST    ABSTAIN
2.    Employee Stock Purchase Plan
      To vote for the approval of the 2002
      Employee Stock Purchase Plan.                    |_|      |_|        |_|

3.    Ratification of Auditors
      To ratify the appointment of KPMG LLP as
      independent auditors for the 2002 fiscal year.   |_|      |_|        |_|

4.    Other
      To vote or otherwise represent the shares on other business which may properly come before the meeting or any adjournments, according to their discretion.

                                                Mark here for address change
                                                            and note at left |_|

Note: Please sign exactly as your name appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign using their full title. Corporations should sign using the full corporate name by the authorized officer.

Signature ____________________________________________Date______________________

Signature ____________________________________________Date______________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-----------------------------------        ----------------------------------------        ---------------------
              Internet                                    Telephone                                 Mail
    http://www.eproxy.com/it.b                         1-800-435-6710
   Use the Internet to vote your               Use any touch-tone telephone to              Mark, sign and date
   proxy. Have your proxy card in     OR       vote your proxy. Have your proxy       OR      your proxy card
    hand when you access the web             card in hand when you call. You will                   and
site. You will be prompted to enter           be prompted to enter your control               return it in the
  your control number, located in             number, located in the box below,            enclosed postage-paid
    the box below, to create and            and then follow the directions given.                envelope.
    submit an electronic ballot.           There is no charge to you for this call.
-----------------------------------        ----------------------------------------        ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                              Thank you for voting.

                                  Gartner, Inc.

                    Proxy for Annual Meeting of Stockholders
                          To Be Held on March 6, 2002

                              Class B Common Stock

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I acknowledge receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Gartner, Inc., each dated January 25, 2002. I appoint Michael D. Fleisher and Regina M. Paolillo, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, to represent me at Gartner's Annual Meeting, to be held on March 6, 2002, at 10:00 a.m. local time, and at any adjournments, and to vote all shares of my Class B Common Stock as I direct on the reverse side of this card.

THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY "FOR" THE PROPOSALS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^